                                                                     Exhibit 4.2
================================================================================


                         CITIBANK (SOUTH DAKOTA), N.A.,
                              Seller and Servicer,

                    CITIBANK (NEVADA), NATIONAL ASSOCIATION,
                                    Seller,

                                      and

                             BANKERS TRUST COMPANY,
                                    Trustee
                      on behalf of the Certificateholders



                             SERIES 2000 SUPPLEMENT
                         Dated as of September 26, 2000

                                       to

                        POOLING AND SERVICING AGREEMENT
                            Dated as of May 29, 1991


                      CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 2000


================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I
                    Creation of the Series 2000 Certificate

SECTION 1.01. Designation.....................................................1


                                   ARTICLE II
                                  Definitions

SECTION 2.01. Definitions.....................................................2
SECTION 2.02. Applicability of Certain Provisions of the Agreement............9


                                   ARTICLE III
                              Servicer and Trustee

SECTION 3.01. Servicing Compensation..........................................9
SECTION 3.02. Trustee Appointment of Agents..................................10


                                   ARTICLE IV

                  Rights of Series 2000 Certificateholders and
                   Allocation and Application of Collections

SECTION 4.01. Allocations....................................................10
SECTION 4.02. Application of Investor Finance Charge Collections and
              Available Investor Principal Collections.......................11
SECTION 4.03. Allocation of Investor Charge-Offs; Reimbursement of Series
              2000 Invested Amount Deficit; Other Reinvestments in the Series
              2000 Invested Amount...........................................14

                                   ARTICLE V

                  Definitions of Series 2000 Invested Amount,
            Series 2000 Adjusted Invested Amount, Principal Amount;
                               Payment Requests;
                    Principal Funding sub-Account Shortfall

SECTION 5.01. Definitions of Series 2000 Invested Amount, Series 2000
              Adjusted Invested Amount and Principal Amount .................................      15
SECTION 5.02. Payment Request ...............................................................      18
SECTION 5.03. Finance Charges Allocable to Segregated Sellers  Interest .....................      18


                                   ARTICLE VI

                          Distributions and Reports to
                         Series 2000 Certificateholders

SECTION 6.01. Distributions .................................................................      19
SECTION 6.02. Monthly Performance Statement and Monthly Servicer's Certificate ..............      19
SECTION 6.03. Monthly Computation Statement; Issuer's Report ................................      19


                                   ARTICLE VII

                    Final Distributions; Sale of Receivables

SECTION 7.01. Sale of Certificateholders Interest Pursuant to Section 2.06
              or 10.01 of the Agreement .....................................................      19
SECTION 7.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables
              Pursuant to Section 9.02 of the Agreement .....................................      20
SECTION 7.03. Sale of Receivables ...........................................................      21


                                  ARTICLE VIII

                            Miscellaneous Provisions

SECTION 8.01. Ratification of Agreement .....................................................      21
SECTION 8.02. Counterparts ..................................................................      21
SECTION 8.03. Governing Law .................................................................      21
SECTION 8.04. Construction of Agreement .....................................................      22
SECTION 8.05. Excluded Series ...............................................................      22
SECTION 8.06. Treatment of Noteholders ......................................................      22

SECTION 8.07. Sale for Accounting Purposes ............................ 22

                                   ARTICLE IX

                                    Covenants

SECTION 9.01. Reduction in Portfolio Yield ............................ 23


                                    EXHIBITS

Exhibit A     Form of Payment Request
Exhibit B     Form of Monthly Computation Statement
Exhibit C     Form of Monthly Performance Statement
Exhibit D     Form of Monthly Servicer"s Certificate
Exhibit E     Form of Credit Card Participation Certificate

                    SERIES 2000 SUPPLEMENT dated as of September 26, 2000, among
               CITIBANK (SOUTH DAKOTA), N.A., a national banking association, Seller and Servicer; CITIBANK (NEVADA), NATIONAL ASSOCIATION, a national banking association, Seller; and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.


     Pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Citibank Credit Card Master Trust I (the "Master Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to issue, on behalf of the Master Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Master Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

     Pursuant to this Series Supplement, the Sellers and the Trustee shall create a new Series consisting of an Investor Certificate and specify the Principal Terms thereof.


                                    ARTICLE I

                     Creation of the Series 2000 Certificate

     SECTION 1.01. Designation. (a) There is hereby created a Series consisting of an Investor Certificate to be issued pursuant to the Agreement and this Series Supplement to be known as "Citibank Credit Card Master Trust I, Series 2000". Such Investor Certificate shall be issued in one Class and shall be known as the "Series 2000 Credit Card Participation Certificate" or the "Series 2000 Certificate" and shall be substantially in the form of Exhibit E.

     (b) Series 2000 shall be included in Group Two. Notwithstanding any provision in the Agreement or in this Series Supplement, the first Distribution Date with respect to Series 2000 shall be the October Distribution Date. Series 2000 shall be an Excluded Series to the extent specified in Section 8.05.

     (c) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

     (d) This Series Supplement is the Series 2000 Supplement referred to in the Trust Agreement of the Issuer, dated as of September 12, 2000, among the Banks, as beneficiaries, and The Bank of New York (Delaware), as trustee.

                                   ARTICLE II

                                  Definitions

     SECTION 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     "Adjusted Outstanding Dollar Principal Amount" shall have the meaning specified in the Indenture.

     "Allocable Defaulted Amount" shall mean, with respect to any Due Period, an amount equal to the product of (a) the Series 2000 Allocation Percentage with respect to such Due Period, (b) the Floating Allocation Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

     "Allocable Finance Charge Collections" shall mean, with respect to any Due Period, the product of (a) the Series 2000 Allocation Percentage for such Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to such Due Period.

     "Allocable Miscellaneous Payments" shall mean, with respect to any Due Period, the product of (a) the Series 2000 Allocation Percentage for such Due Period and (b) Miscellaneous Payments with respect to such Due Period.

     "Allocable Principal Collections" shall mean, with respect to any Due Period, the product of (a) the Series 2000 Allocation Percentage for such Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to such Due Period.

     "Available Investor Principal Collections" shall mean, with respect to any Due Period, the sum of (a) an amount equal to Investor Principal Collections for such Due Period, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Due Period, plus (c) Series 2000 Excess Principal Collections on deposit in the Collection Account for such Due Period, plus (d) Subordinated Series Reallocated Principal Collections on deposit in the Collection Account for such Due Period, plus (e) the Reassignment Amount.

     "Closing Date" shall mean September 26, 2000.

     "Cut-Off Date" shall mean August 28, 2000.

     "Determination Date" shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

     "Discount Note" shall have the meaning specified in the Indenture.

     "Distribution Date" shall mean the seventh day of each calendar month, or if the seventh day is not a Business Day, the next succeeding Business Day, commencing in October 2000.

     "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Series 2000 Certificateholders of the Series 2000 Invested Amount, and (ii) the Termination Date.

     "Fitch" shall mean Fitch, Inc. and its successors.

     "Floating Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the highest Series 2000 Invested Amount during such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Master Trust as of the last day of the immediately preceding Due Period and (b) the Series 2000 Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation Percentage is being determined; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the highest Series 2000 Invested Amount during such first Due Period and the denominator of which is the product of (x) the total amount of Principal Receivables in the Master Trust on the Cut-Off Date and (y) the Series 2000 Allocation Percentage with respect to the Cut-Off Date; provided further, that with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to
Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Master Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

     "Group Two" shall mean Series 2000 and each other Series specified in the related Supplement to be included in Group Two.

     "Indenture" shall mean the Indenture, dated as of September 26, 2000, between Citibank Credit Card Issuance Trust, as Issuer, and Bankers Trust Company, as Trustee, as amended and supplemented from time to time.

     "Indenture Trustee" shall mean the "Trustee" under the Indenture.

     "Initial Dollar Principal Amount" shall have the meaning specified in the Indenture.

     "Interest Deposit Date" shall mean, with respect to any Due Period, each date on which any portion of the Targeted Interest Deposit Amounts for such Due Period is to be deposited into the Interest Funding Account.

     "Interest Funding Account" shall have the meaning specified in the Indenture.

     "Investor Charge-Offs" shall have the meaning specified in Section 4.03(a).

     "Investor Finance Charge Collections" shall mean, with respect to any Due Period, an amount equal to (a) the product of (i) the Floating Allocation Percentage for such Due Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for such Due Period, minus (b) the aggregate amount of Servicer Interchange for such Due Period.

     "Investor Principal Collections" shall mean, with respect to any Due Period, the Principal Allocation Percentage of Allocable Principal Collections deposited in the Collection Account for such Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period).

     "Monthly Computation Statement" shall mean a statement substantially in the form of Exhibit B or such other form as the Servicer may determine.

     "Monthly Performance Statement" shall mean a statement substantially in the form of Exhibit C or such other form as the Servicer may determine.

     "Monthly Servicer's Certificate" shall mean a certificate of a Servicing Officer substantially in the form of Exhibit D or such other form as the Servicer may determine.

     "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

     "Multiple Issuance Series" shall have the meaning specified in the Indenture.

     "Net Servicing Fee Rate" shall mean (a) so long as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, 0.37% per annum and
(b) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, 0.77% per annum.

     "Note" or "Notes" shall have the meaning specified in the Indenture.

     "Noteholder" shall have the meaning specified in the Indenture.

     "Outstanding" shall have the meaning specified in the Indenture.

     "Payment Request" shall mean a request substantially in the form of Exhibit A or such other form as the Servicer may determine.

     "Principal Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Series 2000 Adjusted Invested Amount as of the last day of such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Master Trust as of the last day of the immediately preceding Due Period and (b) the Series 2000 Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of

Principal Receivables in the Master Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

     "Principal Deposit Date" shall mean, with respect to any Due Period, each date on which any portion of the Targeted Principal Deposit Amounts for such Due Period is to be deposited into the Principal Funding Account.

     "Principal Funding Account" shall have the meaning specified in the Indenture.

     "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made in respect of such Distribution Date, the sum of (a) the Series 2000 Invested Amount on such Distribution Date, (b) the aggregate Targeted Interest Deposit Amounts required to be deposited on each Interest Deposit Date with respect to the immediately preceding Due Period, (c) any Targeted Interest Deposit Amounts due and not yet deposited from any prior Interest Deposit Dates and (d) any unpaid fees and expenses of the Indenture Trustee pursuant to Section 501 of the Indenture.

     "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Early Amortization Period commences and (b) the Termination Date.

     "Revolving Notes" shall have mean Outstanding Notes that as of the date of determination (a) have not reached their Expected Principal Payment Date (as defined in the Indenture), (b) have not had a Early Redemption Event (as defined in the Indenture), (c) have not been accelerated pursuant to Section 702 of the Indenture, and (d) are not part of a class of Notes that has a Prefunding Target Amount (as defined in the Indenture) greater than zero as determined pursuant to
Section 508(c) of the Indenture.

     "RSP Notes" shall have the meaning specified in the Indenture.

     "Segregated Sellers' Interest" shall mean a dollar amount of Sellers' Interest equal to the aggregate balance in the Principal Funding sub-Account for each tranche of Notes (other than tranches of RSP Notes), as notified to the Servicer pursuant to Section 5.03.

     "Sellers' Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables, and (b) the Principal Allocation Percentage, when used with respect to Principal Receivables.

     "Series 2000" or "Series 2000 Certificate" shall mean any investor certificate in the Master Trust created by this Series Supplement.

     "Series 2000 Adjusted Invested Amount" shall be the amount determined pursuant to Section 5.01(a).

     "Series 2000 Allocation Percentage" shall mean, with respect to any Due Period, the Series Allocation Percentage with respect to Series 2000 for such Due Period.

     "Series 2000 Certificateholders" shall mean the Holders of the Series 2000 Certificate.

     "Series 2000 Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Series 2000 Certificate.

     "Series 2000 Certificate Representative" shall mean (a) if there is one Holder of the Series 2000 Certificate, such Holder or the designee of such Holder, and (b) if there is more than one Holder of the Series 2000 Certificate, the designee of the Holders of a majority of the outstanding principal balance of the Series 2000 Certificate.

     "Series 2000 Default Amount" shall mean, with respect to any Due Period, an amount equal to the Allocable Defaulted Amount for such Due Period.

     "Series 2000 Excess Principal Collections" shall mean, with respect to any Due Period, an amount equal to the Series 2000 Principal Shortfall for such Due Period; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Due Period is less than the aggregate amount of Principal Shortfalls for all Series for such Due Period, then Series 2000 Excess Principal Collections for such Due Period shall equal the product of (x) Excess Principal Collections for all Series for such Due Period and (y) a fraction, the numerator of which is the Series 2000 Principal Shortfall for such Due Period and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Due Period.

     "Series 2000 Invested Amount" shall be the amount determined pursuant to
Section 5.01(a).

     "Series 2000 Invested Amount Deficit" shall mean, as of the end of any Due Period, the amount by which the aggregate Adjusted Outstanding Dollar Principal Amount of each tranche of the Notes (other than any tranche of RSP Notes) exceeds the Series 2000 Invested Amount.

     "Series 2000 Monthly Servicing Fee" shall have the meaning specified in
Section 3.01.

     "Series 2000 Principal Shortfall" shall equal:

          (a) for any Due Period with respect to the Revolving Period (other than the Due Period relating to the Termination Date), the excess of (i) the aggregate Targeted Principal Deposit Amounts for such Due Period (plus any Targeted Principal Deposit Amount from prior Due Periods for which no deposit was made) over (ii) Available Investor Principal Collections for such Due Period (excluding any portion thereof attributable to Series 2000 Excess Principal Collections); and

          (b) for any Due Period with respect to the Early Amortization Period and the Due Period relating to the Termination Date, the excess of (i) the Series 2000 Invested Amount over (ii) Available Investor Principal Collections for such Due Period (excluding any portion thereof attributable to Series 2000 Excess Principal Collections).

     "Series Supplement" shall mean this Series Supplement as amended and supplemented from time to time.

     "Servicer Interchange" shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the Series 2000 Invested Amount as of the last day of the preceding Due Period and (ii) 1.50%.

     "Servicing Fee" shall have the meaning specified in Section 3.01.

     "Servicing Fee Rate" shall mean 2.27% per annum.

     "Single Issuance Series" shall have the meaning specified in the Indenture.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services and its successors.

     "Subordinated Series" shall mean any Series which, pursuant to the terms of the related Supplement, is subordinated in any manner to the Series 2000 Certificate.

     "Subordinated Series Reallocated Principal Collections" shall mean, with respect to any Due Period, that portion of Collections of Principal Receivables allocable to a Subordinated Series which, pursuant to the terms of the related Supplement, are to be reallocated to Series 2000 and treated as a portion of Available Investor Principal Collections for such Due Period.

     "Targeted Interest Deposit Amount" shall mean, for any tranche of Notes with respect to any Due Period, the dollar amount equal to all amounts targeted to be deposited into the applicable Interest Funding sub-Account for such tranche on the applicable Interest Deposit Date for such tranche following the end of such Due Period, as notified to the Servicer pursuant to a Payment Request.

     "Targeted Principal Deposit Amount" shall mean, for any tranche of Notes with respect to any Due Period, the dollar amount equal to all amounts targeted to be deposited into the applicable Principal Funding sub-Account for such tranche on the applicable Principal Deposit Date for such tranche following the end of such Due Period, as notified to the Servicer pursuant to a Payment Request.

     "Termination Date" shall mean the September 2020 Distribution Date, as such date may be extended from time to time by notice from the Series 2000 Certificateholders to the Trustee, and upon the issuance of a Master Trust Tax Opinion and an Issuer Tax Opinion and upon satisfaction of the Rating Agency Condition.

     "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 2000.

     (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Adverse Effect" shall mean whenever used in this Series Supplement or the Agreement with respect to Series 2000 with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event, or (ii) adversely affect the amount of funds available to be distributed to the Series 2000 Certificateholders pursuant to this Series Supplement or the timing of such distributions.

     (c) As used in this Series Supplement and in the Agreement with respect to Series 2000, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, (ii) in the case of Moody's, P-1 or Aaa, as applicable, and (iii) in the case of Fitch, F-1+ or AAA, as applicable. If at any time before the Series 2000 Invested Amount is paid in full there is no longer a Series or Class of Investor Certificates rated in the highest category by both Standard & Poor's and Moody's, then the term "Rating Agency Condition" for all purposes of this Series Supplement and the Agreement shall be deemed to include the additional requirement that the Series 2000 Certificate Representative shall have consented to such action (which consent shall not be unreasonably withheld).

     (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement, or in the Indenture, as the case may be.

     (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

     (f) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Eligible Institution", when used in the Agreement with respect to Series 2000 shall mean a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citigroup Inc., a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citigroup Inc., in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's.

     SECTION 2.02. Applicability of Certain Provisions of the Agreement. (a) For purposes of calculating the Required Minimum Principal Balance, the initial Invested Amount for

Series 2000 on any date will be an amount equal to the aggregate Initial Dollar Principal Amount of each outstanding tranche of Notes as of such date.

     (b) For purposes of the definition of "Tax Opinion" in the Agreement, whenever such term is used in the Agreement, in this Series Supplement, or in any Supplement relating to any other Series, the Series 2000 Certificate shall not be considered to be an Investor Certificate.

     (c) Section 3.07 of the Agreement does not apply to the Series 2000 Certificate. The Sellers intend that for federal, state and local income and franchise tax purposes. the Series 2000 Certificate as well as the Trust will be disregarded and treated as part of an arrangement by the Sellers for providing collateral for the Notes.

     (d) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Series Adjusted Invested Amount", when used in the Agreement or this Series Supplement with respect to Series 2000, shall mean the Series 2000 Adjusted Invested Amount.

     (e) Each of the Sellers hereby represents and warrants to the Trustee as of the date of this Series Supplement that, on or before the date of this Series Supplement, the conditions set forth in Section 13.01(a) of the Agreement have been satisfied with respect to the amendment set forth in Section 2.02(d).


                                   ARTICLE III

                              Servicer and Trustee

     SECTION 3.01. Servicing Compensation. A monthly servicing fee (the "Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of the prior Due Period (or portion thereof) occurring before the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Series 2000 Invested Amount is zero, in the aggregate amount specified below.

     On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series 2000 Certificateholders with respect to such Due Period.

     The share of the Servicing Fee allocable to the Series 2000 Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Series 2000 Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the Series 2000 Invested Amount as of the last day of the Due Period second preceding such Distribution Date; provided, however, that (1) with respect to the first Distribution Date, the Series 2000 Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Series 2000 Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months, and (2) with respect to each Due Period thereafter during which the Series 2000 Invested Amount is increased as a result of an issuance of a tranche of Notes, the Series 2000 Monthly Servicing Fee shall be reduced to reflect the number of days in such Due Period before such issuance.

     On each Distribution Date, the Sellers shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Sellers' Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Sellers' Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series 2000 Allocation Percentage for the related Due Period. In no event shall the Master Trust, the Trustee or the Series 2000 Certificateholders be liable for the share of the Servicing Fee to be paid by the Sellers.

     The Series 2000 Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.02(a)(ii).

      SECTION 3.02. Trustee Appointment of Agents. The Trustee may appoint one or more agents to perform any of the Trustee's duties, responsibilities or obligations with respect to Series 2000; provided, however, that regardless of the appointment of any agent pursuant to this Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series 2000.


                                   ARTICLE IV

                  Rights of Series 2000 Certificateholders and
                   Allocation and Application of Collections

      SECTION 4.01. Allocations. (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series 2000 pursuant to Article IV of the Agreement shall be allocated and distributed or reallocated as set forth in this Article.

     (b) Payments to the Sellers. (i) The Servicer shall withdraw from the Collection Account and pay to the Sellers on each Deposit Date the following amounts:

          (A) an amount equal to the Sellers' Percentage for the related Due Period of Allocable Finance Charge Collections, minus (1) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related

     Distribution Date) and (2) an amount equal to the lesser of the amounts referred to in Section 5.03(a) and Section 5.03(b); and

          (B) an amount equal to the Sellers' Percentage for the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Master Trust on such Deposit Date) exceeds zero.

     (ii) The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 2000 Certificateholders' Interest pursuant to Section 7.01 and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 7.03 hereof or Section 9.02 or 12.02 of the Agreement.

     SECTION 4.02. Application of Investor Finance Charge Collections and Available Investor Principal Collections. The Servicer shall allocate (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota) or an Affiliate thereof) or shall cause the Trustee to allocate, with respect to each Due Period, Investor Finance Charge Collections and Available Investor Principal Collections on deposit in the Collection Account with respect to such Due Period, to make the following payments and distributions:

          (a) For each Due Period, an amount equal to the Investor Finance Charge Collections with respect to such Due Period will be allocated and distributed in the following priority:

               (i) First, an amount equal to the accrued and unpaid fees and expenses of, and other amounts due to, the Indenture Trustee pursuant to Section 501(a) of the Indenture. Such amounts will be paid on the dates specified in the applicable Payment Request, as notified to the Servicer in the applicable Payment Request.

               (ii) Second, pro rata to:

                    (A) An amount equal to the Series 2000 Monthly Servicing Fee for such Due Period shall be allocated to the Servicer (unless such amount has been netted against deposits to the Collection Account). Such amount will be paid to the Servicer on the applicable Distribution Date or as soon thereafter as practicable.

                    (B) An amount equal to the targeted deposit to the Interest
               Funding Account. Such amount will be paid to the Series 2000 Certificate Representative for allocation pursuant to Section 501 of the Indenture, in the amounts (subject to reallocation as set forth in Section 505(b) of the

               Indenture) and on the dates specified in the applicable Payment Request, as notified to the Servicer in the applicable Payment Request.

                    (C) An amount equal to the aggregate amount of any Series
               2000 Invested Amount Deficit and any Receivables Sales Proceeds Deposit Deficit (computed after giving effect to allocations of the Allocable Miscellaneous Payments with respect to such Due Period pursuant to Section 4.03(b)), to be allocated and applied as set forth in Section 4.03(c) as soon as practicable after the end of such Due Period.

               (iii) Third, an amount equal to the balance, if any, of such Investor Finance Charge Collections then on deposit in the Collection Account shall be allocated to the Series 2000 Certificateholders, to be paid as soon as practicable after the end of such Due Period.

     If the funds on deposit in the Collection Account available therefor are less than the sum required to pay all of the amounts specified in clauses
     (ii)(B) and (ii)(C), such funds shall be allocated first to pay the amounts specified in clause (ii)(B), and second to pay the amounts specified in clause (ii)(C).

          (b) For each Due Period with respect to the Revolving Period (other than the Due Period relating to the Termination Date), an amount equal to the Available Investor Principal Collections deposited in the Collection Account for such Due Period will be allocated and distributed in the following priority:

               (i) An amount equal to the lesser of

                    (A) unreimbursed Investor Charge-Offs for such Due Period (after giving effect to any reimbursements of unreimbursed Investor Charge-Offs made for such Due Period pursuant to Section 4.02(a)(ii)(C)), and

                    (B) the portion of such Available Investor Principal Collections consisting of Allocable Miscellaneous Payments will be applied to reimburse Investor Charge-Offs pursuant to Section 4.03(b).

               (ii) An amount equal to the amount of targeted deposits to the Interest Funding Account not made from Investor Finance Charge Collections pursuant to Section 4.02(a). Such amounts will be paid to the Series 2000 Certificate Representative pursuant to Section 502(a) of the Indenture in the amounts and on the dates specified in the applicable Payment Request, as notified to the Servicer in the applicable Payment Request.

               (iii) An amount equal to the sum of the Targeted Principal Deposit Amounts specified in the applicable Payment Request for such Due Period (plus any unpaid Targeted Principal Deposit Amount from any prior Due Periods) allocated to the Series 2000 Certificateholders pursuant to
          Section 502(b) of the Indenture. Such amounts will be paid to the Series 2000 Certificate Representative in the amounts and on the dates specified in the applicable Payment Request, as notified to the Servicer in the applicable Payment Request.

               (iv) An amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (c) For each Due Period with respect to the Early Amortization Period and the Due Period relating to the Termination Date, an amount equal to Available Investor Principal Collections deposited in the Collection Account for such Due Period will be distributed in the following priority:

               (i) An amount equal to the lesser of

                    (A) unreimbursed Investor Charge-Offs for such Due Period (after giving effect to any reimbursements of unreimbursed Investor Charge-Offs made for such Due Period pursuant to Section 4.02(a)(ii)(C)), and

                    (B) the portion of such Available Investor Principal Collections consisting of Allocable Miscellaneous Payments will be applied to reimburse Investor Charge-Offs pursuant to Section 4.03(b).

               (ii) An amount equal to the amount of targeted deposits to the Interest Funding Account not made from Investor Finance Charge Collections pursuant to Section 4.02(a). Such amounts will be paid to the Series 2000 Certificate Representative pursuant to Section 502(a) of the Indenture in the amounts and on the dates specified in the applicable Payment Request, as notified to the Servicer in the applicable Payment Request.

               (iii) An amount equal to the Series 2000 Invested Amount (after giving effect to clauses (c)(i) and (c)(ii)) shall be paid to the Series 2000 Certificateholders.

               (iv) An amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (d) Notwithstanding anything in the Agreement or this Series Supplement to the contrary, for so long as Citibank (South Dakota) remains the Servicer and maintains a certificate of deposit rating of A-1 or better by Standard & Poor's and P-1 by Moody's, and for five Business Days following any reduction or withdrawal of either such rating, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the second sentence of Section 4.03(a) of the Agreement, but may make deposits of Collections into the Collection Account of the amounts requested pursuant to each Payment Request on each applicable Interest Deposit Date and Principal Deposit Date, as the case may be. At all other times, the deposits required to be made to the Collection Account will be made as promptly as possible after the Date of Processing of the applicable Collections, but in no event later than the second Business Day following the Date of Processing and payments required to be made to the Series 2000 Certificate Representative or the Series 2000 Certificateholder under this Section will be made on the earliest date practicable thereafter.

     SECTION 4.03. Allocation of Investor Charge-Offs; Reimbursement of Series 2000 Invested Amount Deficit; Other Reinvestments in the Series 2000 Invested Amount. (a) With respect to any Due Period, the Servicer will compute the amount, if any, by which the Series 2000 Default Amount for such Due Period exceeds (i) the amount of Allocable Finance Charge Collections with respect to such Due Period minus (ii) an amount equal to accrued and unpaid fees and expenses of, and other amounts due to, the Indenture Trustee, minus (iii) an amount equal to the targeted deposit to the Interest Funding Account, minus (iv) the amount of the Series 2000 Monthly Servicing Fee with respect to such Due Period paid pursuant to Section 4.02(a)(ii)(A) (such excess, an "Investor Charge-Off"). With respect to each Due Period, Investor Charge-Offs will be allocated to each tranche of Notes pursuant to Section 526 of the Indenture, and

          (i) the Series 2000 Invested Amount will be reduced by the aggregate amount of Investor Charge-Offs allocated pursuant to Section 526 of the Indenture to any tranche of Notes (other than tranches of RSP Notes); and

          (ii) funds (to be in an aggregate amount equal to the amounts allocated to any tranche of RSP Notes) which are withdrawn from the Principal Funding sub-Accounts of any such tranches of Notes pursuant to
     Section 526(e)(ii) of the Indenture to be paid to the Master Trust will be paid to the Sellers.

     (b) The amount of Allocable Miscellaneous Payments with respect to a Due Period allocated and available for that purpose pursuant to Sections 4.02(b)(i) and (c)(i) will be allocated to each tranche of Notes pursuant to Section 527 of the Indenture, and:

          (i) the amount allocated pursuant to Section 527 of the Indenture to any tranche of Notes (other than a tranche of RSP Notes) will be paid to the Sellers, and the Series 2000 Invested Amount increased by the same amount; and

          (ii) the amount allocated pursuant to Section 527 of the Indenture to any tranche of RSP Notes will be deposited into the Principal Funding sub-Account of that tranche pursuant to Section 509(d) of the Indenture.

     (c) The amount of Investor Finance Charge Collections with respect to a Due Period allocated and available for that purpose pursuant to Section 4.02(a)(ii)(C) will be allocated to each tranche of Notes pursuant to Section 527 of the Indenture, and:

          (i) the amount allocated pursuant to Section 527 of the Indenture to any tranche of Notes (other than a tranche of RSP Notes) will be paid to the Sellers, and the Series 2000 Invested Amount increased by the same amount; and

          (ii) the amount allocated pursuant to Section 527 to any tranche of RSP Notes will be deposited into the Principal Funding sub-Account of that tranche pursuant to Section 509(d) of the Indenture.

     (d) The amount of Investor Finance Charge Collections with respect to a Due Period allocated pursuant to Sections 501(c) and 527 of the Indenture to any tranche of Notes (other than a tranche of RSP Notes) and which is paid to the Master Trust pursuant to Section 520(b) of the Indenture will be paid to the Sellers, and the Series 2000 Invested Amount will be increased by the same amount.

     (e) Any amount representing principal accreted on any tranche of Discount Notes with respect to a Due Period pursuant to Section 520(a) of the Indenture which is received by the Master Trust will be paid to the Sellers, and the Series 2000 Invested Amount will be increased by the same amount.

     (f) The amount of Available Investor Principal Collections with respect to a Due Period available pursuant to Section 502(c) of the Indenture which is paid to the Master Trust pursuant to Section 520(c) of the Indenture will be paid to the Sellers, and the Series 2000 Invested Amount will be increased by the same amount.


                                    ARTICLE V

                   Definitions of Series 2000 Invested Amount,
             Series 2000 Adjusted Invested Amount, Principal Amount;
                               Payment Requests;
                     Principal Funding sub-Account Shortfall

     SECTION 5.01. Definitions of Series 2000 Invested Amount, Series 2000 Adjusted Invested Amount and Principal Amount. (a) The Series 2000 Invested Amount, the Series 2000 Adjusted Invested Amount and the principal amount of the Series 2000 Certificate, as of any date, will be the sum of the indicated items.

---------------------------------------------------------------------------------------------------------------------
                                 Component                       Series 2000      Series 2000   Principal amount of
                                                               Invested Amount      Adjusted      the Series 2000
                                                                                Invested Amount     Certificate
---------------------------------------------------------------------------------------------------------------------
(x)           Increases in the Series 2000 Invested Amount,
              Series 2000 Adjusted Invested Amount and
              principal amount of the Series 2000 Certificate
---------------------------------------------------------------------------------------------------------------------
          (i) The cumulative sum of the Initial Dollar                X                X                 X
              Principal Amount of each tranche of Notes as of
              the end of the applicable Due Period pursuant
              to clause (a) of the definition of Nominal
              Liquidation Amount in the Indenture
---------------------------------------------------------------------------------------------------------------------
         (ii) (A) The cumulative sum of accretions of                                                    X
              principal on Discount Notes targeted to be
              deposited into the Interest Funding Account
              pursuant to Section 503(f) of the Indenture,
              whether or not actually deposited or paid to
              the Master Trust pursuant to Sections 507(b)
              and 520(a) of the Indenture
---------------------------------------------------------------------------------------------------------------------
              (B) The cumulative sum of accretions of                 X                X
              principal on Discount Notes actually paid by
              the Series 2000 Certificateholders to the
              Master Trust pursuant to Sections 507(b) and
              520(a) of the Indenture and Section 4.03(e)
              hereof
---------------------------------------------------------------------------------------------------------------------
        (iii) The cumulative sum of principal collections             X                X                 X
              reinvested in the Collateral Certificate
              pursuant to Sections 502(c) and 520(c) of the
              Indenture and Section 4.03(f) hereof
---------------------------------------------------------------------------------------------------------------------
         (iv) The cumulative sum of reimbursements of Series          X                X
              2000 Invested Amount Deficit from Allocable
              Miscellaneous Payments pursuant to Section
              4.03(b)(i) hereof and Section 527(e)(i) of the
              Indenture
---------------------------------------------------------------------------------------------------------------------
          (v) The cumulative sum of reimbursements of Series          X                X
              2000 Invested Amount Deficit from Investor
              Finance Charge Collections pursuant to Sections
              4.02(a)(ii)(C) and 4.03(c) hereof and Sections
              520(b) and 527(f)(i) of the Indenture
---------------------------------------------------------------------------------------------------------------------
(y)           Decreases in the Series 2000 Invested Amount,
              Series 2000 Adjusted Invested Amount and
              principal amount of the Series 2000 Certificate
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                 Component                       Series 2000      Series 2000   Principal amount of
                                                               Invested Amount      Adjusted      the Series 2000
                                                                                Invested Amount     Certificate
---------------------------------------------------------------------------------------------------------------------
          (i) (A) The cumulative sum of all payments of               X
              Available Investor Principal Collections
              allocated pursuant to Section 4.02(b)(ii) or
              Section 4.02(c)(ii) hereof which are
              reallocated pursuant to Section 502(a) of the
              Indenture to make targeted deposits to the
              Interest Funding Account
---------------------------------------------------------------------------------------------------------------------
              (B) The cumulative sum of all payments of                                X
              Available Investor Principal Collections
              allocated pursuant to Section 4.02(b)(ii) or
              Section 4.02(c)(ii) hereof which are
              reallocated pursuant to Section 502(a) of the
              Indenture to make targeted deposits to the
              Interest Funding Account that in each case
              resulted in a reduction of the Nominal
              Liquidation Amount of Notes that were Revolving
              Notes at the time of such reduction
---------------------------------------------------------------------------------------------------------------------
         (ii) (A)  The cumulative sum of all payments of              X                                  X
              Available Investor Principal Collections (other
              than those referred to in item (y)(i)) paid to
              the Series 2000 Certificateholders
---------------------------------------------------------------------------------------------------------------------
              (B)  With respect to all tranches of Notes that                          X
              were Revolving Notes at the time of such
              payment, the cumulative sum of all Available
              Investor Principal Collections (other than
              those referred to in item (y)(i)) paid to the
              Series 2000 Certificateholders and on deposit
              in the Principal Funding sub-Account for or
              paid to the holders of such Notes pursuant to
              Section 511(a), (b) or (c) of the Indenture
---------------------------------------------------------------------------------------------------------------------
        (iii) With respect to each tranche of RSP Notes,  an          X                X          (see clause (b)
              aggregate amount equal to the Nominal                                                    below)
              Liquidation Amount of each such tranche of
              Notes immediately before giving effect to the
              applicable sale of Receivables pursuant to
              Section 7.03 hereof
---------------------------------------------------------------------------------------------------------------------
         (iv) (A) Investor Charge-Offs allocated to the               X
              Series 2000 Certificate pursuant to Section
              4.03(a) hereof, to the extent that such
              Investor Charge-Offs reduce the aggregate
              Nominal Liquidation Amount of the Notes
              pursuant to Section 526(e)(i) of the Indenture
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                 Component                       Series 2000      Series 2000   Principal amount of
                                                               Invested Amount      Adjusted      the Series 2000
                                                                                Invested Amount     Certificate
---------------------------------------------------------------------------------------------------------------------
              (B) Investor Charge-Offs allocated to the                                X
              Series 2000 Certificate pursuant to Section
              4.03(a) hereof, to the extent that such
              Investor Charge-Offs reduce, pursuant to
              Section 526(e)(i) of the Indenture, the Nominal
              Liquidation Amount of Notes that were Revolving
              Notes at the time of such reduction
---------------------------------------------------------------------------------------------------------------------

     (b) Notwithstanding anything herein to the contrary, upon payment by the Master Trust to the Series 2000 Certificate Representative of the proceeds of a sale of Receivables pursuant to Section 7.03 hereof and Section 523 or Section 708 of the Indenture with respect to any tranche of RSP Notes, the principal amount of the Series 2000 Certificate will be reduced by an amount equal to the Adjusted Outstanding Dollar Principal Amount of the affected tranche of Notes, as notified by the Series 2000 Certificate Representative to the Seller.

     (c) The Servicer will compute the Series 2000 Invested Amount, the Series 2000 Adjusted Invested Amount and the principal amount of the Series 2000 Certificate for each Due Period based on the information in the applicable Monthly Computation Statement.

     SECTION 5.02. Payment Request. The Series 2000 Certificate Representative may from time to time, in its sole discretion and without the consent of the Sellers or any other Person, by delivery of a Payment Request, request the payment of an allocation of Investor Finance Charge Collections available pursuant to Section 4.02(a)(ii)(B) or payment of an allocation of Available Investor Principal Collections available pursuant to Section 4.02(b)(ii),
Section 4.02(b)(iii) or Section 4.02(c)(ii) to be made on the Interest Deposit Dates and Principal Deposit Dates or other dates specified in the applicable Payment Request.

     SECTION 5.03. Finance Charges Allocable to Segregated Sellers' Interest. The Series 2000 Certificate Representative may from time to time notify the Servicer of the amount of the Sellers' Interest that is to be the Segregated Sellers' Interest in an amount equal to the amounts on deposit in the Principal Funding sub-Accounts for any tranche of Notes (other than any tranche of RSP Notes). The Series 2000 Certificate Representative may from time to time, with respect to any Due Period, request a payment to be made from Collections of Finance Charge Receivables allocable to the Segregated Sellers' Interest held in the Collection Account, in an amount not greater than the lesser of:

          (a) the aggregate amount of all Principal Funding sub-Account Shortfalls for all tranches of Notes (other than any tranches of RSP Notes) with respect to such Due Period, and

          (b) the aggregate amount of all Collections of Finance Charge Receivables allocable to the Segregated Sellers' Interest with respect to such Due Period less any portion of the Defaulted Receivables and the Servicing Fee allocable to the Segregated Sellers' Interest with respect to such Due Period and held in the Collection Account pursuant to Section 4.01(b).

The Servicer shall pay such amount to the Series 2000 Certificateholders on the date specified in such request.


                                   ARTICLE VI

                          Distributions and Reports to
                         Series 2000 Certificateholders

      SECTION 6.01. Distributions. Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 2000 Certificateholders hereunder shall be made by check mailed to each Series 2000 Certificateholder at such Certificateholder's address appearing in the Certificate Register (or, to the extent specified by the Series 2000 Certificate Representative in a written notice to the Trustee and the Servicer, by wire transfer in accordance with such notice) without presentation or surrender of any Series 2000 Certificate or the making of any notation thereon.

      SECTION 6.02. Monthly Performance Statement and Monthly Servicer's Certificate. Not later than the Business Day preceding each Distribution Date, the Servicer shall deliver to the Trustee, the Series 2000 Certificate Representative and each Rating Agency (as defined in the Indenture) (i) a Monthly Performance Statement and (ii) a Monthly Servicer's Certificate.

      SECTION 6.03. Monthly Computation Statement; Issuer's Report. Not later than the Business Day preceding each Distribution Date, the Servicer, in cooperation with the Series 2000 Certificate Representative, shall compute the information required by a Monthly Computation Statement. The Servicer, in cooperation with the Series 2000 Certificate Representative, shall prepare and execute an Issuer's Report referred in Section 907 of the Indenture with respect to each Due Period.


                                  ARTICLE VII

                    Final Distributions; Sale of Receivables

      SECTION 7.01.  Sale of Certificateholders' Interest Pursuant to Section
2.06 or 10.01 of the Agreement. (a) (i) The amount to be paid by the Sellers with respect to Series 2000 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Agreement.

     (ii) The amount to be paid by the Sellers with respect to Series 2000 in connection with a repurchase of the Certificateholders' Interest pursuant to
Section 10.01 of the Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

     (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to this Section 7.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series 2000 Certificateholders' Interest deposited into the Collection Account pursuant to
Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of such amounts and pay such amounts to the Series 2000 Certificateholders.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount payable to the Series 2000 Certificateholders pursuant to Section 10.01 of the Agreement and all amounts on deposit in the Collection Account for distribution to the Series 2000 Certificateholders shall be distributed in full to the Series 2000 Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

     SECTION 7.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which Insolvency Proceeds are deposited into the Collection Account pursuant to
Section 9.02(b) of the Agreement, the Trustee shall (after giving effect to any deposits and distributions otherwise to be made in respect of such Distribution
Date) deduct an amount equal to the Series 2000 Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and pay such amount to the Series 2000 Certificateholders, provided that the amount of such payment shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

     (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made in respect of such Distribution Date) deduct an amount equal to the sum of (i) all unpaid fees and expenses of the Indenture Trustee pursuant to Section 501(a) of the Indenture and all such unpaid fees and expenses from earlier Due Periods, and
(ii) the aggregate Targeted Interest Deposit Amounts for all Outstanding tranches of Notes under Section 501(b) of the Indenture for the current Due Period or any such Targeted Interest Deposit Amount for earlier Due Periods that has not been deposited, and pay such amount to the Series 2000 Certificateholders; provided, however, that the amount of such payment shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and (y) the Floating Allocation Percentage with respect to such Due Period. The remainder of the Insolvency Proceeds allocated to Allocable Finance Charge Collections shall be distributed to the Sellers on such Distribution Date.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount payable to the Series 2000 Certificateholders pursuant to this Section, and all amounts on deposit in the Collection Account for distribution to the Series 2000 Certificateholders shall be distributed in full to the Series 2000 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

     (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 2000 Certificate shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless holders of more than 50% of the aggregate unpaid principal amount of the Series 2000 Certificate shall have disapproved of such liquidation.

     SECTION 7.03. Sale of Receivables. Upon notice to the Servicer by the Series 2000 Certificate Representative pursuant to Section 523 of the Indenture with respect to any accelerated tranche of Notes or any tranche of Notes which has reached its Legal Maturity Date, the Trustee will cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount specified by the Series 2000 Certificate Representative which shall not be greater than the aggregate amount specified by
Section 523(c) of the Indenture. The proceeds from such sale shall be immediately paid to the Series 2000 Certificate Representative.


                                  ARTICLE VIII

                            Miscellaneous Provisions

     SECTION 8.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

     SECTION 8.02. Counterparts. This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     SECTION 8.03. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 8.04. Construction of Agreement. The Sellers hereby confirm that the security interest granted to the Trustee pursuant to Section 13.18 of the Agreement is for the benefit of the Investor Certificateholders.

     SECTION 8.05. Excluded Series. Upon written notification by the Series 2000 Certificate Representative to the Trustee, pursuant to Section 1112 of the Indenture, that a portion of the Series 2000 Invested Amount (corresponding to the Nominal Liquidation Amount of a series, class or tranche of Notes issued pursuant to the Indenture) is to be considered an Excluded Series, then the Trustee shall designate such portion of the Series 2000 Invested Amount as Excluded Series of the Master Trust. All other portions of the Series 2000 Invested Amount shall not be considered Excluded Series.

     SECTION 8.06. Treatment of Noteholders. For purposes of any provision of the Agreement or this Series 2000 Supplement requiring or permitting actions with the consent of, or at the direction of, Investor Certificateholders holding a specified percentage of the aggregate unpaid principal amount of Investor Certificates (a) each Noteholder will be deemed to be a Certificateholder; (b) each Noteholder will be deemed to be the Holder of an aggregate unpaid principal amount of Series 2000 Certificates equal to the Adjusted Outstanding Dollar Principal Amount of such Noteholder's Notes; (c) each series of Notes under the Indenture will be deemed to be a separate Series of Investor Certificates and the Holder of a Note of such series will be deemed to be the Holder of an aggregate unpaid principal amount of such Series of Investor Certificates equal to the Adjusted Outstanding Dollar Principal Amount of such Noteholder's Notes of such series; (d) each class of Notes of a Single Issuance Series and each tranche of Notes of a Multiple Issuance Series under the Indenture will be deemed to be a separate Class of Investor Certificates and the Holder of a Note of such class or tranche will be deemed to be the Holder of an aggregate unpaid principal amount of such Class of Investor Certificates equal to the Adjusted Outstanding Dollar Principal Amount of such Noteholder's Notes of such class or tranche and (e) any Notes owned by the Issuer, either Seller, the Servicer, any other holder of a Sellers' Certificate or any Affiliate thereof will be deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such consent or direction, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not either Seller, the Servicer, any other holder of a Sellers' Certificate or any Affiliate thereof.

     SECTION 8.07. Sale for Accounting Purposes. The parties hereto intend to treat each increase in the Series 2000 Invested Amount as a sale, and not as a secured borrowing, for accounting purposes.

                                   ARTICLE IX

                                    Covenants

     SECTION 9.01. Reduction in Portfolio Yield. Citibank (South Dakota), in its capacity as a Seller, and each Additional Seller hereby covenant that upon receipt of notice by the Issuer or the Indenture Trustee of the occurrence of an Early Redemption Event described in Section 1201(e) of the Indenture, except as is otherwise required by any Requirements of Law, it will not reduce the Periodic Rate Finance Charge applicable to any Account to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Accounts as of the last day of any Due Period being less than the sum of

          (i) the weighted average of (a) the Certificate Rates of each Outstanding Series (other than Series 2000) and (b) the Weighted Average Interest Rates (as defined in the Indenture), in each case, as of such last day; and

           (ii) 6%.

     IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                         CITIBANK (SOUTH DAKOTA), N.A., Seller and Servicer,


                         by /s/ Douglas C. Morrison
                            -----------------------------------
                            Name: Douglas C. Morrison
                            Title: Vice President


                         CITIBANK (NEVADA), NATIONAL ASSOCIATION, Seller,


                         by /s/ Robert D. Clark
                            -----------------------------------
                            Name: Robert D. Clark
                            Title: Vice President


                         BANKERS TRUST COMPANY, Trustee,


                         by /s/ Charles C. Greiter
                            -----------------------------------
                            Name: Charles C. Greiter
                            Title: Vice President

                                                                       EXHIBIT A

                           [FORM OF] PAYMENT REQUEST



From:  Citibank (South Dakota), N.A., as
       Series 2000 Certificate
       Representative under the Series 2000
       Supplement and as Managing Beneficiary
       of the Citibank Credit Card Issuance Trust

To:    Citibank (South Dakota), N.A., as
       Servicer under Citibank Credit Card
       Master Trust I

Date:


                       Citibank Credit Card Master Trust I
                            Series 2000 Certificates
                             Due Period ending , 20

Reference is made to the Series 2000 Supplement, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Series 2000 Supplement"), among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company, as Trustee on be half of the Certificateholders, and the Indenture, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Indenture"), among Citibank Credit Card Issuance Trust, as Issuer, and Bankers Trust Company, as Trustee on behalf of the Noteholders. Terms used herein have the meanings provided in the Series 2000 Supplement or the Indenture, as applicable.

The Series 2000 Certificate Representative requests the following payments with respect to the Series 2000 Certificates be made on the following dates:

A.   Allocations of Investor Finance Charge Collections available pursuant to
     Section 4.02 of the Series 2000 Supplement.

     1.   Required pursuant to Section 501(a) of the Indenture (to pay accrued and unpaid fees and expenses of, and other amounts due to, the Indenture Trustee pursuant to Section 807 of the Indenture, to be paid as soon as practicable after the end of the applicable Due Period).............................. $________

     2. Required pursuant to Section 501(b) of the Indenture (to make the targeted deposits to the Interest Funding Account pursuant to Section 503 of the Indenture, to be paid on the applicable Interest Deposit
          Date)

 Tranche            Interest Deposit Date                   Amount
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------

                                                          Total....... $_______

     3. Required pursuant to Section 501(c) of the Indenture (to increase the Invested Amount of the Series 2000 Certificate or reimburse any Receivables Sales Proceeds Deposit Deficit pursuant to Section 527 of the Indenture, to be paid to the Servicer as soon as practicable after the end of the applicable Due Period) $________

     4. Required pursuant to Section 501(d) of the Indenture (to make the targeted deposits to the Class C Reserve Account pursuant to Section 518 of the Indenture, on the applicable Monthly Interest Date)

 Tranche            Interest Deposit Date                   Amount
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------

                                                          Total....... $_______

     5. Required pursuant to Section 501(e) of the Indenture (to make any other payment or deposit required by the terms document of any series, class or tranche of Notes)

 Tranche            Interest Deposit Date                   Amount
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------

------------------------------------------------------------------
 Tranche            Interest Deposit Date                   Amount
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------

                                                          Total....... $_______

     6. Balance of the Investor Finance Charge Collections to be paid to the Issuer pursuant to Section 501(f) of the Indenture as soon as practicable after the end of the applicable Due Period $________

B. Allocations of Available Investor Principal Collections available pursuant to Section 4.02 of the Series 2000 Supplement.

     1. Required pursuant to Section 502(a) of the Indenture (to be reallocated to pay deficiencies in targeted deposits to the Interest Funding Account pursuant to A2, subject to the limitations set forth in the Indenture, to be paid on the applicable Interest Deposit Date)

 Tranche            Interest Deposit Date                   Amount
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------

                                                          Total....... $_______

     2. Required pursuant to Section 502(b) of the Indenture (to make the targeted deposits to the Principal Funding Account pursuant to Section 508 of the Indenture, to be paid on the applicable Principal Deposit
          Date)

 Tranche            Interest Deposit Date                   Amount
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------
                                                          $
------------------------------------------------------------------

                                                          Total....... $_______

       IN WITNESS WHEREOF, each of the undersigned has duly executed and
delivered this Payment Request on             , 20  .



                                    CITIBANK CREDIT CARD ISSUANCE TRUST, as
                                    Issuer

                                    By:  CITIBANK (SOUTH DAKOTA), N.A., as
                                         Series 2000 Certificate Representative
                                         and as Managing Beneficiary

                                    By: __________________________
                                    Name:
                                    Title:

                                    By: CITIBANK (SOUTH DAKOTA), N.A., as
                                    Servicer

                                    By: __________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B


                    [FORM OF] MONTHLY COMPUTATION STATEMENT


                                     Date:

                      Citibank Credit Card Master Trust I
                            Series 2000 Certificate
                      Due Period ending              , 20

Reference is made to the Series 2000 Supplement, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Series 2000 Supplement"), among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company, as Trustee on be half of the Certificateholders, and the Indenture, dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Indenture"), among Citibank Credit Card Issuance Trust, as Issuer and Bankers Trust Company, as Trustee on behalf of the Noteholders. Terms used herein have the meanings provided in the Series 2000 Supplement or the Indenture, as applicable.

The following computations are as of the end of the Due Period ending         ,
20    (the "applicable Due Period"):

A. Increases in the components of the Series 2000 Invested Amount, the Series Adjusted Invested Amount for Series 2000 and the principal amount of the Series 2000 Certificates, as of the end of the applicable Due Period

     1. The cumulative sum of the Initial Dollar Principal Amount of each tranche of Notes as of the end of the applicable Due Period pursuant to Section 5.01(a)(x)(i) of the Series 2000 Supplement and clause (a) of the definition of "Nominal Liquidation Amount" in the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

    2(a). The cumulative sum of accretions of principal on Discount Notes targeted to be deposited in the Interest Funding Account pursuant to
          Section 503(f) of the Indenture and Section 5.01(a)(x)(ii)(A) of the Series 2000 Supplement, whether or not actually deposited and paid by the Issuer to the Master Trust pursuant to Sections 507(b) and 520(a) of the Indenture for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(e)


          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

    2(b). The cumulative sum of accretions of principal on Discount Notes actually paid by the Issuer to the Master Trust for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(e) and 5.01(a)(x)(ii)(B) of the Series 2000 Supplement and Sections 5.07(b) and 520(a) of the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

     3. The cumulative sum of principal collections paid by the Issuer to the Master Trust for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(f) and 5.01(a)(x)(iii) of the Series 2000 Supplement and Sections 502(a) and 520(c) of the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

     4. The cumulative sum of reimbursements of Series 2000 Invested Amount Deficit from Allocable Miscellaneous Payments retained by the Master Trust for reinvestment in the Series 2000 Invested Amount pursuant to Sections 4.03(b)(i) and 5.01(a)(x)(iv) of the Series 2000 Supplement and Section 527(e)(i) of the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

     5. The cumulative sum of reimbursements of Series 2000 Invested Amount Deficit made pursuant to Sections 4.02(a)(ii)(C), 4.03(c) and 5.01(a)(x)(v) of the Series 2000 Supplement and Sections 520(b) and 527(f)(i) of the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

B. Decreases in the components of the Series 2000 Invested Amount, the Series Adjusted Invested Amount for Series 2000, and the principal amount of the Series 2000 Certificates as of the end of the applicable Due Period

    1(a). The cumulative sum of all Principal Collections paid to the Issuer pursuant to Section 4.02(b)(ii) or Section 4.02(c)(ii) of the Series Supplement which are reallocated pursuant to Section 502(a) of the Indenture and Section 5.01(a)(y)(i) of the Series 2000 Supplement to make targeted deposits to the Interest Funding Account

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________


    1(b). The cumulative sum of all Principal Collections paid to the Issuer pursuant to Section 4.02(b)(ii) or Section 4.02(c)(ii) of the Series Supplement which are reallocated pursuant to Section 502(a) of the Indenture and Section 5.01(a)(y)(i) of the Series 2000 Supplement to make targeted deposits to the Interest Funding Account that in each case resulted in a reduction of the Nominal Liquidation Amount of Notes that were Revolving Notes at the time of such reduction

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

    2(a). The cumulative sum of all payments of Principal Collections paid to the Issuer (other than those referred to in item B1 above)

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

    2(b). With respect to all tranches of Notes that were Revolving Notes at the time of such payment, the cumulative sum of all payments of principal collections to the Issuer (other than those referred to in item B1 above) on deposit in the Principal Funding Account or withdrawn from the Principal Funding Account pursuant to Section 511(a), (b) or (c) of the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

     3. With respect to each tranche of RSP Notes, an aggregate amount equal to the Nominal Liquidation Amount of each such tranche immediately before giving effect to the applicable sale of Receivables pursuant to
          Section 7.03 of the Series 2000 Supplement and Section 523 of the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

    4(a). Investor Charge-Offs allocated to the Series 2000 Certificate pursuant to Sections 4.03(a) and 5.02(a)(y)(iv) of the Series 2000 Supplement, to the extent that such Investor Charge-Offs reduce the aggregate Nominal Liquidation Amount of the Notes pursuant to Section 526(e)(i) of the Indenture

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

    4(b). Investor Charge-Offs allocated to the Series 2000 Certificate pursuant to Sections 4.03(a) and 5.02(a)(y)(iv) of the Series 2000 Supplement, to the extent that such Investor Charge-Offs reduce the aggregate Nominal

          Liquidation Amount of the Notes pursuant to Section 526(e)(i) of the Indenture that were Revolving Notes at the time of such reduction

          From all prior Due Periods.................... $________

          From the applicable Due Period................ $________

          Total...................................................  $________

C.   Series 2000 Invested Amount and aggregate Nominal Liquidation
     Amount of the Notes (sum of Items A1, A2(b), A3, A4 and A5, less
     Items B1(a), B2(a), B3 and B4(a))............................. $________

D.   Series 2000 Adjusted Invested Amount (sum of Items A1, A2(b), A3,
     A4 and A5, less Items B1(b), B2(b), B3 and B4(b))............. $________

E.   1.   Principal amount of the Series 2000 Certificates and
          aggregate Adjusted Outstanding Principal Amount of the Notes
          (sum of Items A1, A2(a) and A3, less Item B2(a)) (but subject to Section 5.01(b) of the Series 2000 Supplement) $________

     2.   Aggregate amount on deposit in the Principal Funding
          Account.................................................. $________

     3.   Aggregate Outstanding Dollar Principal Amount of the Notes
          (sum of Items E1 and E2)................................. $________

F.   Amount of Finance Charge Collections (and amounts to be treated as Finance Charge Collections) available pursuant to Section 501 of the Indenture to fund Class C Reserve sub-Accounts......... $________

G.   Portion of the Series 2000 Invested Amount to be considered as an
     Excluded Series............................................... $________

H.   The aggregate amount on deposit in the Principal Funding Account for each tranche of Notes, other than any tranche of RSP Notes
     (equal to the designated portion of the Sellers
     Interest)..................................................... $________

       IN WITNESS WHEREOF, each of the undersigned has duly executed and
delivered this Monthly Computation Statement on             , 20  .


                                    CITIBANK (SOUTH DAKOTA), N.A., Servicer of
                                    Citibank Credit Card Master Trust I,

                                    By:____________________________________
                                    Name:
                                    Title:


                                    CITIBANK CREDIT CARD ISSUANCE TRUST, as
                                    Issuer

                                    By:  CITIBANK (SOUTH DAKOTA), N.A., as
                                         Series 2000 Certificate Representative
                                         and as Managing Beneficiary

                                    By:______________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT C


                    [FORM OF MONTHLY PERFORMANCE STATEMENT]


                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

    ======================================================================

                      CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

    ======================================================================

This Report relates to the Due Period ending ___________ __, 20__ .

A.  Information Regarding the Master Trust portfolio
    ------------------------------------------------

1.  Portfolio Yield for the Collateral Certificate ....................    %
        Yield Component ...............................................    %
        Credit Loss Component% ........................................    %
2.  New Purchase Rate .................................................    %
3.  Total Payment Rate ................................................    %
4.  Principal Payment Rate ............................................    %
5.  Aggregate Amount of Principal Receivables in the Master Trust:
        Beginning of Due Period .......................................   $
        Average .......................................................   $
        Lump Sum Addition .............................................   $
        End of Due Period .............................................   $
6.  Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period):
        Current .......................................................   $
        5-34 days delinquent ..........................................   $
        35-64 days delinquent .........................................   $
        65-94 days delinquent .........................................   $
        95-124 days delinquent ........................................   $
        125-154 days delinquent .......................................   $
        155-184 days delinquent .......................................   $
        Current .......................................................    %
        5-34 days delinquent ..........................................    %
        35-64 days delinquent .........................................    %
        65-94 days delinquent .........................................    %
        95-124 days delinquent ........................................    %
        125-154 days delinquent .......................................    %
        155-184 days delinquent .......................................    %

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

    ======================================================================

                      CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

    ======================================================================


                                                               Current Due         Current Due
                                                              Period on an        Period on a
                                                            Actual Basis/1/    Standard Basis/1/
                                                            ---------------    -----------------
 B.    Information Regarding the Collateral Certificate
       ------------------------------------------------
       (Percentage Basis)
       1. Portfolio Yield                                          %                    %
       2. Weighted Average Note Rate                               %                    %
       3. Weighted Average Investor Fee Rates
               Fixed Servicing Fee                                 %                    %
               Others                                              %                    %
       4. Surplus Finance Charge Collections                       %                    %
       5. Surplus Finance Charge Collections For Purposes          %                    %
          of Funding Class C Reserve Account
       6. Required Surplus Finance Charge Amount                   %                    %
       7. Aggregate Surplus Finance Charge Amount                  %                    %
          minus Required Surplus Finance Charge Amount

C.    Information Regarding the Collateral Certificate
      ------------------------------------------------
      (Dollar Basis)
      1.  Total Investor Collections                               $                  $
             Principal Collections                                 $                  $

---------------------
/1/ Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest Date. Values for Current Due Period on a Standard Basis reflect activity for the entire current due period, as if all Notes had already been outstanding prior to the first day of such due period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day counts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from ____________, 20___ to ____________, 20___,
     ___ days, or ____________, 20___ to ____________, 20___, ___ days (standard basis).

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

    ======================================================================

                      CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

    ======================================================================


             Finance Charge Collections                            $                  $
      2.  Investor Default Amount                                  $                  $
      3.  Investor Monthly Interest                                $                  $
      4.  Investor Monthly Fees
             Fixed Servicing Fees                                  $                  $
             Others                                                $                  $
      5.  Surplus Finance Charge Collections                       $                  $
      6.  Required Surplus Finance Charge Collections              $                  $
      7.  Aggregate Surplus Finance Charge Amount                  $                  $
          minus Required Surplus Finance Charge Amount

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

    ======================================================================

                      CITIBANK CREDIT CARD MASTER TRUST I
                 For the Due Period Ending ___________ __, 20__

    ======================================================================

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __ day of __________ 20__.


                                             [CITIBANK (SOUTH DAKOTA), N.A.,
                                             As Servicer of Citibank Credit
                                             Card Master Trust I]


                                             By:______________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT D


                    [FORM OF] MONTHLY SERVICER'S CERTIFICATE


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

                       CITIBANK CREDIT CARD MASTER TRUST I
                                   SERIES 2000

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company, Trustee, certifies as follows:

     1. Capitalized terms used herein have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occurring on ______.

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail (i) the nature of such default, (ii) the action, if any, taken by the Sellers and Servicer to remedy such default, and (iii) the current status of each such default; if applicable, insert "None"].

     6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has occurred or has been deemed to have occurred on or before such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement (or, if there is a Lien, such Lien consists of_________).

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Servicer's Certificate on             , 20  .


                              CITIBANK (SOUTH DAKOTA), N.A., as Servicer,

                              By:_________________________
                              Name:
                              Title:

                                                                       EXHIBIT E


REGISTERED                                                            No. R-1

                      CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 2000
                     CREDIT CARD PARTICIPATION CERTIFICATE

   This Certificate represents an undivided interest in certain assets of the
                       CITIBANK CREDIT CARD MASTER TRUST I
the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)

     This certifies that CITIBANK CREDIT CARD ISSUANCE TRUST (the "Series 2000 Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000 Supplement dated as of September 26, 2000 (as amended, supplemented and otherwise modified, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and (v) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Series 2000 Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

     This Series 2000 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Series 2000 Certificateholder by virtue of the acceptance hereof assents and is bound.

     This Series 2000 Certificate is a security governed by Article 8 of the New York Uniform Commercial Code.

     In general, payments of principal with respect to the Series 2000 Certificates are limited to the Series 2000 Invested Amount, which may be less than the unpaid principal balance of the Series 2000 Certificates. The Termination Date of the Series 2000 Certificates is the September 2020 Distribution Date, as such date may be extended from time to time by notice from the Issuer to the Trust with the consent of the Trust. Principal with respect to the Series 2000 Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If the principal of the Series 2000 Certificates is not paid in full on or before the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Series 2000 Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 2000 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Series 2000 Certificateholders in accordance with the Series Supplement.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Series 2000 Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

     IN WITNESS WHEREOF, the Banks have caused this Series 2000 Certificate to be duly executed.


                                    CITIBANK (SOUTH DAKOTA), N.A.,


                                    By ______________________________
                                         Douglas C. Morrison
                                         Vice President

                                    CITIBANK (NEVADA), NATIONAL
                                    ASSOCIATION,


                                    By ______________________________
                                         Robert D. Clark
                                         Vice President


Dated:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Series 2000 Certificates described in the within-mentioned Agreement and Series Supplement.


                                    BANKERS TRUST COMPANY, as Trustee,


                                    By ____________________________
                                    Name:
                                    Title: Authorized Officer


                                    or


                                    By: CITIBANK, N.A., as Authenticating
                                        Agent for the Trustee,


                                    By ____________________________
                                    Name:
                                    Title: Authorized Officer

                      CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 2000
                     CREDIT CARD PARTICIPATION CERTIFICATE

                        Summary of Terms and Conditions

     The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Series 2000 Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 2000 Credit Card Participation Certificates (the "Series 2000 Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the Certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Series 2000 Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Series 2000 Invested Amount at such time. The Series 2000 Invested Amount on any date will be as computed in accordance with the Series Supplement. A Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

     Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

     For each Due Period, the Paying Agent shall distribute to each Series 2000 Certificateholder of record on the last day of the calendar month preceding the month in which such distribution occurs (each a "Record Date") such Series 2000 Certificateholder's pro rata share of such amounts as are payable to the Series 2000 Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Series 2000 Certificate will be made by the Paying Agent by check mailed to the address of the Series 2000 Certificateholder of record appearing in the Certificate Register (or, pursuant to Section 6.01 of the Series Supplement, to the extent specified by the Series 2000 Certificate Representative in a written notice to the Trustee and the Servicer, by wire transfer in accordance with such notice) without the presentation or surrender of this Series 2000 Certificate or the making of any notation thereon (except for the final distribution in respect of this Series 2000 Certificate). Final payment of this Series 2000 Certificate will be made only upon presentation and surrender of this Series 2000 Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 2000 Certificateholders in accordance with the Agreement and the Series Supplement.

     This Series 2000 Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer, any Additional Sellers or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Series 2000 Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

     The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

     The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

     Subject to the limitations set forth in the Agreement and the Series Supplement, the transfer of this Series 2000 Certificate shall be registered in the Certificate Register upon surrender of this Series 2000 Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Series 2000 Certificateholder or such Series 2000 Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Series 2000 Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Series 2000 Certificates are exchangeable for new Series 2000 Certificates evidencing like aggregate fractional undivided interests as requested by the Series 2000 Certificateholder surrendering such Series 2000 Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Series 2000 Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

     THIS SERIES 2000 CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT


            Social Security or other identifying number of assignee

                           __________________________


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Bankers Trust Company, as Trustee under the Indenture dated as of September 26, 2000 between Citibank Credit Card Issuance Trust and Bankers Trust Company, Four Albany Street, New York, New York 10006 the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:


                              CITIBANK CREDIT CARD ISSUANCE TRUST

                              By Citibank (South Dakota), N.A.,
                              as Managing Beneficiary


                              ___________________________
                                  Douglas C. Morrison
                                    Vice President